Exhibit 10.1
FIRST AMENDMENT
TO
AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This First Amendment to Amended and Restated Loan and Security Agreement (this “Amendment”) is made and entered into as of June 10, 2026 by and among BANC OF CALIFORNIA, a California state-chartered bank (“Bank”), and PRECISION BIOSCIENCES, INC. (“Borrower”).
RECITALS
Borrower and Bank are parties to that certain Amended and Restated Loan and Security Agreement dated as of July 31, 2024 (as amended from time to time, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.
NOW, THEREFORE, the parties agree as follows:
1)The following defined term in Exhibit A to the Agreement is hereby amended and restated, as follows:
        “Term Loan Maturity Date” means December 31, 2029.
2)Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.
3)Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment.
4)This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.
5)As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:
a)this Amendment, duly executed by Borrower;
b)payment of all Bank Expenses, including Bank’s expenses for the documentation of this Amendment and any related documents, and any UCC, good standing or intellectual property search or filing fees, which may be debited from any of Borrower’s accounts at Bank; and

c)such other documents and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.
    BORROWER:

    PRECISION BIOSCIENCES, INC.

    By: /s/ Alex Kelly
    Name: Alex Kelly
    Title: Chief Financial Officer

    BANK:

    BANC OF CALIFORNIA

    By: /s/ Ryan Kelley
    Name: Ryan Kelley
    Title: SVP, Client Manager

3